UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): MARCH 15, 2004

MIDWEST BANC HOLDINGS, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	000-29598 (Commission file number)	36-3252484 (I.R.S. employer identification no.)

501 W. NORTH AVENUE MELROSE PARK, ILLINOIS (Address of principal executive offices)		60160 (Zip Code)

Registrant’s telephone number, including area code: (708) 865-1053

NOT APPLICABLE
(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

     On March 16, 2004, the Company announced that it had entered into a Written Agreement with the Federal Reserve Bank of Chicago and the State of Illinois, Office of Banks and Real Estate. Attached as Exhibit 99.1 is a copy of the press release relating to the Written Agreement, which is incorporated herein by reference.

SIGNATURES
Exhibit 99.1
Exhibit 99.2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWEST BANC HOLDINGS, INC

	By:	/s/ Brad A. Luecke

Brad A. Luecke
Date: March 16, 2004		President and Chief Executive Officer

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